                                TABLE OF CONTENTS

                                                                                          PAGE
ARTICLE I         Creation of the Series 1999-2 Certificates................................1

        Section 1.01.    Designation........................................................1

ARTICLE II        Definitions...............................................................2

        Section 2.01.    Definitions........................................................2

ARTICLE III       Servicing Fee............................................................11

        Section 3.01.    Servicing Compensation............................................11

ARTICLE IV        Rights of Series 1999-2 Certificateholders and Allocation and
                  Application of Collections...............................................12

        Section 4.01.    Collections and Allocations.......................................12

        Section 4.02.    Determination of Monthly Interest.................................14

        Section 4.03.    Suspension of the Revolving Period; Limited Amortization
                         Period............................................................14

        Section 4.04.    Required Amount...................................................14

        Section 4.05.    Application of Series 1999-2 Allocable Finance Charge
                         Collections and Available Principal Collections...................15

        Section 4.06.    Defaulted Amounts; Investor Charge-Offs...........................16

        Section 4.07.    Excess Spread and Excess Finance Charge Collections...............16

        Section 4.08.    Excess Finance Charge Collections.................................17

        Section 4.09.    Shared Principal Collections......................................17

        Section 4.10.    Invested Amount Increases.........................................17

        Section 4.11.    Reserve Account...................................................18

        Section 4.12.    Interest Rate Cap.................................................19

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                          PAGE
ARTICLE V         Distributions and Reports to Series 1999-2 Certificateholders............21

        Section 5.01.    Distributions.....................................................21

        Section 5.02.    Reports and Statements to Certificateholders......................21

ARTICLE VI        Pay Out Events...........................................................22

        Section 6.01.    Pay Out Events....................................................22

ARTICLE VII       Optional Repurchase; Series Termination..................................23

        Section 7.01.    Optional Repurchase...............................................23

        Section 7.02.    Series Termination................................................24

ARTICLE VIII      Final Distributions......................................................25

        Section 8.01.    Sale of Receivables or Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement and Section 7.01
                         or 7.02 of this Supplement........................................25

ARTICLE IX        Miscellaneous Provisions.................................................25

        Section 9.01.    Ratification of Agreement.........................................25

        Section 9.02.    Counterparts......................................................25

        Section 9.03.    Governing Law.....................................................26

        Section 9.04.    Private Placement of Series 1999-2 Certificates; Form of
                         Delivery of Series 1999-2 Certificates............................26

        Section 9.05.    Successors and Assigns............................................26

        Section 9.06.    Amendments........................................................26

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                          PAGE
        Section 9.07.    Amendments to Agreement...........................................27

        Section 9.08.    Tax Matters.......................................................27

                SERIES 1999-2 SUPPLEMENT, dated as of May 21, 1999 (the "Supplement"), among NEXTCARD FUNDING CORP., a Delaware corporation, as Transferor, NEXTCARD, INC., a California corporation, as Servicer, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

                Pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1998, as amended and restated by the Amended and Restated Pooling and Servicing Agreement, dated as of May 21, 1999 (as amended, restated and supplemented, the "Agreement"), among the Transferor, the Servicer and the Trustee, the Transferor has created the NextCard Master Trust I (the "Trust").
Section 6.03 of the Agreement provides that the Transferor may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                Pursuant to this Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                   ARTICLE I

                   Creation of the Series 1999-2 Certificates

                .1.     Designation.

                (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "NextCard Master Trust I, Series 1999-2." The Series 1999-2 Certificates shall be known as the "Series 1999-2 Variable Funding Certificates."

                (b) Series 1999-2 shall be a Principal Sharing Series. Series 1999-2 shall be an Excess Allocation Series. Series 1999-2 shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1999-2 shall be the July 15, 1999 Distribution Date and the first Monthly Period shall begin on and include May 21, 1999 and end on and include June 30, 1999. The Closing Date shall be a Discount Option Date and the Discount Percentage shall be [*] or such other percentage as shall be mutually acceptable to the Transferor and the Administrative Agent, which Discount Percentage shall apply to all Principal Receivables (without giving effect to the proviso in the definition of Principal Receivables) arising on or after the Closing Date. Notwithstanding anything to the contrary in the Agreement, the Transferor shall not reduce or withdraw such Discount Percentage or otherwise modify the application thereof unless the Rating Agency Condition shall have been satisfied with respect to such action.

                                   ARTICLE II

                                   Definitions


"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

                .1.     Definitions.

                (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

                "Account Origination Agreement" shall mean the Amended and Restated Account Origination Agreement by and between the Servicer, the Transferor and Heritage Bank of Commerce dated as of May 21, 1999, as amended from time to time in accordance with the terms thereof.

                "Additional Amounts" shall have the meaning specified in the Certificate Purchase Agreement.

                "Additional Interest" shall have the meaning specified in
Section 4.02(b).

                "Administrative Agent" shall mean Barclays Bank PLC, in its capacity as agent under the Certificate Purchase Agreement, and any successor thereto appointed pursuant to the Certificate Purchase Agreement.

                "Amortization Period" shall mean, with respect to Series 1999-2, as the context requires, the Scheduled Amortization Period, the Early Amortization Period or any Limited Amortization Period.

                "Available Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Series 1999-2 Allocable Principal Collections received during such Monthly Period, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 1999-2 in accordance with Section 4.04 of the Agreement and Section 4.09 hereof and (c) any other amounts which pursuant to Section 4.05, 4.07 or 4.11 hereof are to be treated as Available Principal Collections with respect to the related Distribution Date.

                "Average Invested Amount" shall mean, for any period, the sum of the Invested Amounts for each day in such period divided by the number of days in such period.

                "Bank" shall mean Heritage Bank of Commerce.

                "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Interest and the Monthly Servicing Fee for such Monthly Period and (b) the denominator of which is the Average Invested Amount as of the last day of such Monthly Period.

                "Cap Rate" shall mean [*] per annum.


"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

                "Certificate Assignment" shall have the meaning specified in
Section 9.08(e).

                "Certificate Purchase Agreement" shall mean the Certificate Purchase Agreement, dated as of May 21, 1999, among the Transferor, the Servicer, the Administrative Agent and the Purchaser, and all amendments thereto.

                "Certificate Rate" shall have the meaning specified in the Certificate Purchase Agreement.

                "Certificateholder" shall mean the Person in whose name a Certificate is registered in the Certificate Register. On the Closing Date, the Administrative Agent shall be the Certificateholder on behalf of the Purchaser.

                "Certificates" shall mean any one of the Series 1999-2 Variable Funding Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

                "Closing Date" shall mean May 21, 1999.

                "Credit Bureau Agency" shall mean any of Trans Union LLC, Experian Inc. or Equifax Inc., or any of their respective successors.

                "Distribution Date" shall mean July 15, 1999, and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 1999-2 is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Invested Amount and (ii) the Series 1999-2 Termination Date.

                "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to subsections 4.05(a)(iv).

                "Excess Spread Percentage" shall mean, for any Monthly Period, the difference between the Portfolio Yield and the Base Rate for such Monthly Period.

                "FICO Score" shall mean , with respect to any Obligor, the average of any two of the risk scores indicated on such Obligor's credit reports, as calculated by the applicable Credit Bureau Agency using software developed by Fair, Isaac and Co., Inc.

                "FICO Scoring Date" [*]

"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

[*].

                "Finance Charge Shortfall" shall have the meaning specified in
Section 4.08.

                "Increase Amount" shall have the meaning specified in Section 4.10(a).

                "Increase Conditions" shall mean, with respect to any requested Invested Amount Increase hereunder, all of the following:

                (a) the request with respect to such Invested Amount Increase shall have been delivered to the Trustee, the Administrative Agent and the Servicer by the time, and shall otherwise conform to the requirements, specified in Section 4.10(a);

                (b) after giving effect to such Invested Amount Increase, the Invested Amount shall not exceed the Maximum Invested Amount;

                (c) no Pay Out Event or event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, has occurred and is continuing or would result from such Invested Amount Increase;

                (d) the Scheduled Amortization Period shall not have commenced as of such Increase Date;

                (e) all of the representations and warranties of the Transferor and the Servicer set forth in the Agreement shall be true and correct as though made on and as of such Increase Date (except that representations and warranties set forth in Sections 2.04(a)(ii), (vii), (viii) and (ix) shall be deemed to be made only as of the applicable date specified in such sections);

                (f) after giving effect to such Invested Amount Increase, the Transferor Percentage shall be equal to or greater than the Required Transferor Percentage on such date;

                (g) the Servicer shall have delivered to the Administrative Agent a copy of the Servicer Report prepared as of the immediately prior Determination Date, signed by a Servicing Officer;

                (h) the Interest Rate Cap Requirement is satisfied on such date;

                (i) as of the most recent Distribution Date preceding the applicable Increase Date, no unreimbursed Investor Charge-Offs remain outstanding;


"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

                (j) the amount on deposit in the Reserve Account shall equal the Required Reserve Account Amount on such Increase Date after giving effect to the Invested Amount Increase and the Required Reserve Account Addition made on such Increase Date; and

                (k) the Transferor shall have delivered to the Trustee, the Administrative Agent and the Servicer an Officer's Certificate dated as of such Increase Date certifying that the conditions described in paragraphs (a) through
(j) above have been satisfied.

                "Increase Date" shall have the meaning specified in Section 4.10(a). "Initial Invested Amount" shall mean $95,129,084.82.

                "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                "Interest Rate Cap" shall mean the interest rate cap agreement for the benefit of the Trust dated the Closing Date between the Trustee, acting on behalf of the Trust, and the Interest Rate Cap Provider, substantially in the form of Exhibit D, having a notional amount equal to the Notional Amount and a cap rate equal to the Cap Rate, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto.

                "Interest Rate Cap Payment" shall mean, with respect to any Distribution Date, any payment required to be made on the preceding Business Day by the Interest Rate Cap Provider to the Trustee for deposit in the Collection Account as Series 1999-2 Allocable Finance Charge Collections.

                "Interest Rate Cap Provider" shall mean Barclays Bank PLC (London Head Office), in its capacity as obligor under the Interest Rate Cap, or if any Replacement Interest Rate Cap or Qualified Substitute Arrangement is obtained pursuant to Section 4.12, any obligor with respect to such Replacement Interest Rate Cap or Qualified Substitute Arrangement.

                "Interest Rate Cap Requirement" shall mean as of any date of determination, that (i) the Trust shall have the benefits of the Interest Rate Cap, a Replacement Interest Rate Cap or Qualified Substitute Arrangement satisfying the requirements of Section 4.12 and (ii) the long-term unsecured debt ratings of the Interest Rate Cap Provider shall be at least AA by Standard & Poor's and Aa2 by Moody's or the short-term unsecured debt ratings of the Interest Rate Cap Provider shall be at least A-1+ by Standard & Poor's and P-1 by Moody's unless Barclays Bank PLC (London Head Office) is the Interest Rate Cap Provider, in which case no rating requirement will apply.

                "Interest Shortfall" shall have the meaning specified in Section 4.02(b).

                "Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Initial Invested Amount, plus (b) the aggregate principal amount of Invested Amount Increases pursuant to Section 4.10 on or prior to such date, minus (c) the aggregate amount of principal payments made to the Certificateholders on or prior to such date, minus (d) the excess, if any, of the aggregate amount of Investor Charge-Offs for all prior Distribution Dates over Investor Charge-Offs reimbursed pursuant to Section 4.07(b) prior to such date.

                "Invested Amount Increase" shall have the meaning specified in
Section 4.10(a).

                "Investment Letter" shall mean an Investment Letter substantially in the form of Exhibit C executed by a Certificateholder.

                "Investor Charge-Offs" shall have the meaning specified in
Section 4.06.

                "Investor Default Amount" shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Series 1999-2 Floating Allocation Percentage for such Monthly Period.

                "Limited Amortization Amount" shall have the meaning specified in Section 4.03.

                "Limited Amortization Period" shall mean, unless the Scheduled Amortization Period or the Early Amortization Period shall have commenced prior thereto, a period beginning on the first day of the Monthly Period specified in the notice delivered by the Transferor in accordance with Section 4.03, and ending upon the first to occur of (i) the commencement of the Scheduled Amortization Period or the Early Amortization Period and (ii) the last day of the Monthly Period related to the Distribution Date on which the applicable Limited Amortization Amount shall have been paid in full.

                "Liquidity Reduction Date" shall have the meaning specified in the Certificate Purchase Agreement.

                "Maximum Invested Amount" shall mean $300,000,000, as such amount may be increased or decreased from time to time in accordance with the Certificate Purchase Agreement.

                "Monthly Interest" shall have the meaning specified in the Certificate Purchase Agreement.

                "Monthly Servicer Report" shall have the meaning specified in
Section 5.02.

                "Monthly Servicing Fee" shall have the meaning specified in
Section 3.01.

                "Notional Amount" shall mean the notional amount of the Interest Rate Cap, which shall be, with respect to the period from the Closing Date until the close of business on May 20, 2001 an amount equal to the Maximum Invested Amount and commencing May 21, 2001 shall be zero.

                "Official Body" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                "Partial Participant" shall have the meaning specified in
Section 9.08(f).

                "Participant" shall have the meaning specified in Section
9.08(f).

                "Pay Out Event" shall mean any Pay Out Event specified in
Section 6.01.

                "Permitted Assignee" shall have the meaning specified in the Certificate Purchase Agreement.

                "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to (i) the amount of Series 1999-2 Allocable Finance Charge Collections with respect to such Monthly Period minus (ii) the Investor Default Amount for such Monthly Period and (b) the denominator of which is the Average Invested Amount for such Monthly Period.

                "Principal Payment Rate" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Collections of Principal Receivables during such Monthly Period and the denominator of which is the aggregate amount of Principal Receivables outstanding as of the first day of such Monthly Period.

                "Private Holder" shall mean each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Trust including any financial instrument or contract the value of which is determined in whole or part by reference to the Trust (including the Trust's assets, income of the Trust or distributions made by the Trust), excluding any interest in the Trust represented by any Series or Class of Certificates or any other interest as to which the Transferor has provided to the Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Trust or the Receivables for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Trust or the Trust's income or equivalent value. Notwithstanding the immediately preceding sentence, "Private Holder" shall also include any other Person that the Transferor determines is (or may be) a "partner" within the meaning of Section 1.7704-1(h)(1)(ii) of the United States Treasury Regulations (including by reason of Section 1.7704-1(h)(3)). Private Holders include the holders of the Transferor Certificate or any interest therein, the interest of the Servicer, and any interest described in Section 12.02(c) of the Agreement. Any Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S corporation or a grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Transferor.

                "Purchaser" shall mean Sheffield Receivables Corporation, a Delaware corporation, together with its successors and permitted assigns.

                "Qualified Substitute Arrangement" shall have the meaning specified in Section 4.12(b).

                "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 1999-2 Certificateholders, plus (iii) the amount of any Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Certificateholders on a prior Distribution Date.

                "Replacement Interest Rate Cap" shall mean any interest rate cap having the same terms and conditions as the interest rate agreement set forth in Exhibit D, in the case of a replacement to the Interest Rate Cap, and otherwise satisfying the conditions set forth in Section 4.12.

                "Required Amount" shall have the meaning specified in Section 4.04.

                "Required Excess Spread Reserve Account Percentage" shall mean, with respect to any Determination Date or Increase Date, the percentage in the right-hand column below corresponding to the applicable Three-Month Average Excess Spread Percentage set forth in the left-hand column below:

                Three-Month Average                 Required Excess Spread
              Excess Spread Percentage            Reserve Account Percentage
              ------------------------            --------------------------
                       < [*]                                [*]
                 >= [*] and > [*]                           [*]
                 >= [*] and > [*]                           [*]
                 >= [*] and > [*]                           [*]
                      >= [*]                                [*]

provided, that, if the Required Excess Spread Reserve Account Percentage has at any time increased, then the Required Excess Spread Reserve Account Percentage shall not decrease below the increased percentage unless a lower percentage is the appropriate Required Excess Spread Reserve Account Percentage for three consecutive Determination Dates; provided, further, that each of the Required Excess Spread Reserve Account Percentages set forth in the right-hand column above shall be increased by 1.0% if the Principal Payment Rate (i) for the preceding Monthly Period, in the case of any Determination Date or Increase Date occurring on or after the Determination Date in any month, or (ii) for the second preceding Monthly Period, in the case of any Increase Date occurring before the Determination Date in any month, shall be less


"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

than [*] on such Determination Date or Increase Date.

                "Required FICO Reserve Account Percentage" shall mean, with respect to any Determination Date or Increase Date, the amount specified under the right-hand column below corresponding to the weighted average (by Principal Balance of the Receivables in the related Account as of such Determination Date or Increase Date) of the FICO Scores of the Obligors [*] set forth in the left-hand column below:

                Weighted Average                              Required FICO Reserve
                   FICO Score                                   Account Percentage
                ----------------                              ---------------------
                  FICO >= [*]                                          [*]
               [*] <= FICO < [*]                                       [*]
               [*] <= FICO < [*]                                       [*]
               [*] <= FICO < [*]                                       [*]
                   FICO < [*]                                          [*]

                "Required Reserve Account Addition" shall have the meaning specified in Section 4.10(a).

                "Required Reserve Account Amount" shall mean, with respect to any Determination Date or Increase Date, the product of (a) (i) in the case of any Determination Date, the Invested Amount for the Distribution Date following such Determination Date after giving effect to the principal distributions to be made on such Distribution Date and (ii) in the case of any Increase Date, the Invested Amount after giving effect to the Invested Amount Increase on such Increase Date, and (b) the sum of (i) [*], (ii) the Required Excess Spread Reserve Account Percentage for such Determination Date or Increase Date and
(iii) the Required FICO Reserve Account Percentage for such Determination Date or Increase Date; provided, however, that (i) from and after the commencement of the Early Amortization Period, the Required Reserve Account Amount shall equal [*] and (ii) the Required Reserve Account Amount shall in no event be reduced below the lesser of (A) [*] of the Maximum Invested Amount and (B) during the Scheduled Amortization Period, the Invested Amount.

                "Reserve Account" shall have the meaning specified in Section 4.11(a).

                "Reset Date" shall mean each of (a) an Addition Date, (b) a Removal Date, and (c) a date on which an Invested Amount Increase occurs.

                "Revolving Period" shall mean the period beginning at the close of business on


"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

the Series Cut-Off Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Scheduled Amortization Period commences and (b) the close of business on the day immediately preceding the day the Early Amortization Period commences; provided, however, that the Revolving Period shall be temporarily suspended for the duration of any Limited Amortization Period.

                "Scheduled Amortization Date" shall mean the earlier of (a) the last day of the June 2001 Monthly Period and (b) the Liquidity Reduction Date.

                "Scheduled Amortization Period" shall mean, unless a Pay Out Event with respect to Series 1999-2 shall have occurred prior thereto, the period commencing on the Scheduled Amortization Date and ending upon the first to occur of (x) the commencement of the Early Amortization Period, (y) the payment in full of the Invested Amount and (z) the Series 1999-2 Termination Date; provided, however, that the commencement of the Scheduled Amortization Period may occur on such later date as may be mutually agreed upon by the Administrative Agent and the Transferor.

                "Series Cut-Off Date" shall mean the close of business on May 21, 1999.

                "Series 1999-2" shall mean the Series of Certificates the terms of which are specified in this Supplement.

                "Series 1999-2 Allocable Finance Charge Collections" shall mean an amount equal to, with respect to any Monthly Period, the product of (i) the Series 1999-2 Floating Allocation Percentage and (ii) Collections of Finance Charge Receivables received by the Servicer during such Monthly Period, plus any Interest Rate Cap Payments received from the Interest Rate Cap Provider prior to the Distribution Date in the month following such Monthly Period.

                "Series 1999-2 Allocable Principal Collections" shall mean an amount equal to, (a) with respect to any Monthly Period during the Revolving Period, the product of (i) the Series 1999-2 Floating Allocation Percentage and
(ii) Collections of Principal Receivables received by the Servicer during such Monthly Period, and (b) with respect to any Monthly Period during an Amortization Period, the product of (i) the Series 1999-2 Fixed Allocation Percentage and (ii) Collections of Principal Receivables received by the Servicer during such Monthly Period.

               "Series 1999-2 Certificateholders' Interest" shall mean the Certificateholders' Interest for Series 1999-2.

               "Series 1999-2 Fixed Allocation Percentage" shall mean an amount equal to, with respect to any Monthly Period during an Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period and the denominator of which is the greatest of (a) the aggregate amount of Principal Receivables plus the amount then on deposit in the Excess Funding Account, in each case as of the last day of such Monthly Period, (b) the Trust Invested Amount as of such last day and (c) the sum of the numerators used to calculate the fixed allocation percentages for all Series then outstanding for such Monthly Period; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Series 1999-2 Fixed Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and after the date on which any such Reset Date occurs to but excluding the date (if any) that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

                "Series 1999-2 Floating Allocation Percentage" shall mean an amount equal to, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables plus the amount then on deposit in the Excess Funding Account, in each case as of as of the last day of such Monthly Period, and (b) the Trust Invested Amount as of such last day; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Series 1999-2 Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and after the date on which any such Reset Date occurs to but excluding the date (if any) that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

                "Series 1999-2 Termination Date" shall mean the Distribution Date occurring in the 36th calendar month following the earlier to occur of (x) the commencement of the Scheduled Amortization Period or (y) the commencement of the Early Amortization Period.

                "Series Percentage" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Defaulted Amounts at any time and Principal Receivables during the Revolving Period, the Series 1999-2 Floating Allocation Percentage and (b) with respect to Principal Receivables during any Amortization Period, the Series 1999-2 Fixed Allocation Percentage.

                "Servicing Fee Rate" shall mean 2.0% per annum.

                "Shared Principal Collections" shall mean Shared Principal Collections as defined and described in Section 4.04 of the Agreement; amounts to be treated as Shared Principal Collections under this Supplement are described in subsections 4.05(b)(ii) and (c)(ii).

                "Three-Month Average Excess Spread" shall mean, (i) for any Determination Date or Increase Date occurring on or after the Determination Date in any month, the average of the Excess Spread Percentages for each of the three preceding Monthly Periods and (ii) for any Increase Date occurring prior to the Determination Date in any month, the average of the Excess Spread Percentages for each of the three Monthly Periods preceding the immediately prior Monthly Period.

                (b) Notwithstanding anything to the contrary in the Agreement, (i) no action that is subject to the Rating Agency Condition or that requires Rating Agency consent pursuant to the terms of the Agreement or this Series Supplement (regardless of whether one or more Series of Investor Certificates rated by any Rating Agency is then outstanding), shall be taken unless the Administrative Agent shall have first consented in writing to such action, which consent by the Administrative Agent shall not be unreasonably withheld, and (ii) the Administrative Agent shall receive all notices, opinions, reports, certifications and other items to be provided to each Rating Agency pursuant to the Agreement as supplemented by this Series Supplement.

                (c) Each capitalized term defined herein shall relate to the Series 1999-2 Certificates and no other Series of Certificates issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

                (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

                                   ARTICLE I

                                  Servicing Fee

                1.1. Servicing Compensation. The share of the Servicing Fee allocable to the Series 1999-2 Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Average Invested Amount for the Monthly Period preceding such Distribution Date; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall equal the product of (a) a fraction, the numerator of which shall be the number of days in the period beginning on the Closing Date and ending on June 30, 1999 and the denominator of which shall be 360, (b) the Servicing Fee Rate and (c) the Average Invested Amount for the period beginning on the Closing Date and ending on June 30, 1999.

                                   ARTICLE II

                 Rights of Series 1999-2 Certificateholders and
                    Allocation and Application of Collections

                2.1.     Collections and Allocations.

                (a) Allocations. Prior to the close of business on each Deposit Date, Collections of Finance Charge Receivables, Principal Receivables and Defaulted Receivables allocated to Series 1999-2 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series) shall be allocated and distributed or reallocated as set forth in this Article IV.

                (b) Allocations to the Series 1999-2 Certificateholders. The Servicer shall prior to the close of business on any Deposit Date allocate, or cause the Trustee to allocate, to the Series 1999-2 Certificateholders and the Holders of the Transferor Certificates as follows:

                        (i) Allocations of Finance Charge Collections. The Servicer shall allocate, or cause the Trustee to allocate, to the Series 1999-2 Certificateholders and retain in the Collection Account for application or reallocation as provided herein an amount equal to the product of (A) the Series 1999-2 Floating Allocation Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date.

                        (ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 1999-2 Certificateholders, or cause the Trustee to allocate, the following amounts as set forth below:

                (x) Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of (I) the Series 1999-2 Floating Allocation Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 1999-2 Certificateholders and, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, shall be retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and if no other Principal Sharing Series is outstanding and in its amortization period or accumulation period, shall be paid to the Holders of the Transferor Certificates; provided, however, that such amount to be paid to the Holders of the Transferor Certificates on any Deposit Date shall be paid to such Holders only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

                (y) Allocations During any Limited Amortization Period. During any Limited Amortization Period, an amount equal to the product of (I) the Series 1999-2 Fixed Allocation Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 1999-2 Certificateholders and retained in the Collection Account until applied as provided herein; provided, however, that, if the Series 1999-2 Allocable Principal Collections deposited on that and each prior Deposit Date during the then current Monthly Period exceed the difference between the Limited Amortization Amount and the total amount of principal payments paid to the Series 1999-2 Certificateholders during the related Limited Amortization Period, then such excess shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second, paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

                (z) Allocations During the Scheduled Amortization Period or the Early Amortization Period. During the Scheduled Amortization Period or the Early Amortization Period, an amount equal to the product of (I) the Series 1999-2 Fixed Allocation Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 1999-2 Certificateholders and retained in the Collection Account until applied as provided herein; provided, however, that if after the date on which an amount of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Series 1999-2 Certificateholders, amounts allocated to the Series 1999-2 Certificateholders pursuant to this subsection (z) shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second, paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

                The withdrawals to be made from the Collection Account pursuant to this Section 4.01 do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 1999-2 Certificateholders' Interest pursuant to Section 7.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.01 or 12.02 of the Agreement.

                2.2.    Determination of Monthly Interest.

                (a) The amount of monthly interest distributable from the Collection Account with respect to the Certificates on any Distribution Date shall be amounts equal to the amounts calculated by the Administrative Agent pursuant to the Certificate Purchase Agreement as the Monthly Interest for the related Interest Period. Notwithstanding anything to the contrary herein, the Monthly Interest shall be distributed on the Certificates only to the extent permitted by applicable law.

                (b) Two Business Days prior to each Distribution Date, the Servicer shall determine and notify the Trustee in writing of the excess, if any (the "Interest Shortfall"), of (x) the Monthly Interest for such Distribution Date over (y) the amount which will be available to be distributed with respect to the Certificates on such Distribution Date in respect thereof pursuant to this Supplement. If, on any Distribution Date, the Interest Shortfall is greater than zero, on each subsequent Distribution Date until such Interest Shortfall is fully paid, an additional amount ("Additional Interest") equal to (x) the actual number of days in the Interest Period commencing on such Distribution Date divided by 360, multiplied by (y) the product of (i) the Certificate Rate for such Interest Period plus 2.0% per annum and (ii) such Interest Shortfall shall be payable as provided herein with respect to the Certificates. Notwithstanding anything to the contrary herein, Additional Interest shall be distributed with respect to the Certificates only to the extent permitted by applicable law.

                (c) On or before the fourth Business Day preceding each Distribution Date, the Administrative Agent shall calculate the Certificate Rate and the Monthly Interest for the related Interest Period. Pursuant to the Certificate Purchase Agreement, the Administrative Agent shall provide the Servicer with written notice of the Certificate Rate and the Monthly Interest for such Interest Period on or before the fourth Business Day preceding such Distribution Date.

                2.3. Suspension of the Revolving Period; Limited Amortization Period. The Transferor may from time to time, in its sole discretion, unless a Pay Out Event shall have occurred prior thereto, suspend the Revolving Period and cause a Limited Amortization Period to commence for one or more Monthly Periods by delivering to the Servicer, the Trustee and the Administrative Agent written notice at least two Business Days prior to the first day of the Monthly Period in which such Limited Amortization Period is scheduled to commence, which notice shall specify the Limited Amortization Amount for such Limited Amortization Period; provided, however, that any Limited Amortization Amount shall be in an amount of at least $1,000,000 or any higher multiple of $100,000; provided further that the Transferor may not cause a Limited Amortization Period to commence unless, in the reasonable belief of the Transferor, such Limited Amortization Period would not result in the occurrence of a Pay Out Event.

                2.4. Required Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (x) the sum of the amounts required pursuant to subsections 4.05(a)(i), (ii) and (iii) for such Distribution Date, exceeds (y) the Series 1999-2 Allocable Finance Charge Collections for such Distribution Date. In the event that the difference between (x) the Required Amount for such Distribution Date and (y) the amount of Excess

Spread and Excess Finance Charge Collections allocated to Series 1999-2 applied with respect thereto pursuant to Section 4.07(a) on such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Amount on the date of computation.

                2.5. Application of Series 1999-2 Allocable Finance Charge Collections and Available Principal Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Series 1999-2 Allocable Finance Charge Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

                (a) On each Distribution Date, an amount equal to the Series 1999-2 Allocable Finance Charge Collections will be distributed or deposited in the following priority:

                        (i) an amount equal to Monthly Interest for such Distribution Date, plus the amount of any Monthly Interest previously due but not distributed to Certificateholders, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to Certificateholders on a prior Distribution Date, shall be distributed to the Certificateholders;

                        (ii) an amount equal to the Monthly Servicing Fee for such Distribution Date plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.04 of the Agreement);

                        (iii) an amount equal to the Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date; and

                        (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in Section 4.07.

                (b) On each Distribution Date with respect to the Limited Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed in the following order of priority:

                        (i) an amount which, together with the aggregate amounts distributed pursuant to this clause (i) on prior Distribution Dates with respect to the same Limited Amortization Amount, equals the Limited Amortization Amount, shall be distributed to the Certificateholders; and

                        (ii)    the balance of such Available Principal

        Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                (c) On each Distribution Date with respect to the Scheduled Amortization Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed in the following order of priority:

                        (i) an amount up to the Invested Amount on such Distribution Date shall be distributed to the Certificateholders; and

                        (ii) for each Distribution Date beginning on the Distribution Date on which the Invested Amount is paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                2.6. Defaulted Amounts; Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Required Amount for the related Monthly Period exceeds the sum of (a) the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1999-2 with respect to such Monthly Period, and (b) the amount then on deposit in the Reserve Account, the Invested Amount shall be reduced by the amount by which such Required Amount exceeds such sum, but not by more than the Investor Default Amount for such Distribution Date (an "Investor Charge-Off"). Investor Charge-Offs shall thereafter be reimbursed and the Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Investor Charge-Offs) on any Distribution Date by the amount of Series 1999-2 Allocable Finance Charge Collections and Excess Spread and Excess Finance Charge Collections allocated to Series 1999-2 with respect to the related Monthly Period which are allocated and available for that purpose pursuant to Section 4.07(b).

                2.7. Excess Spread and Excess Finance Charge Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Excess Spread and Excess Finance Charge Collections allocated to Series 1999-2 with respect to the related Monthly Period, to make the following distributions or deposits in the following order of priority:

                (a) an amount equal to the Required Amount shall be distributed by the Trustee to fund the Required Amount in accordance with, and in the priority set forth in, subsections 4.05(a)(i), (ii) and (iii);

                (b) an amount equal to the aggregate amount of Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

                (c) if the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount for the immediately preceding Determination Date (such difference, the "Reserve Account Deficiency"), an amount equal to such Reserve Account Deficiency shall be deposited in the Reserve Account;

                (d) any Additional Amounts due and payable to the Administrative Agent pursuant to the Certificate Purchase Agreement with respect to such Distribution Date shall be paid to the Administrative Agent; and

                (e) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series or to the Holders of the Transferor Certificates as described in Section 4.04 of the Agreement.

                2.8. Excess Finance Charge Collections. Series 1999-2 shall be an Excess Allocation Series. Subject to Section 4.04 of the Agreement, Excess Finance Charge Collections with respect to the Excess Allocation Series for any Distribution Date will be allocated to Series 1999-2 in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1999-2 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series for such Distribution Date. The "Finance Charge Shortfall" for Series 1999-2 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.05(a)(i)-(iii) and subsections 4.07(a) through (d) on such Distribution Date over (b) the Series 1999-2 Allocable Finance Charge Collections applied on such Distribution Date.

                2.9. Shared Principal Collections. Subject to Section 4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1999-2 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1999-2 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Principal Shortfalls" for Series 1999-2 will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero; (b) for any Distribution Date with respect to the Limited Amortization Period, the excess, if any, of the Limited Amortization Amount not previously distributed over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Distribution Date with respect to the Scheduled Amortization Period or the Early Amortization Period, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

                2.10.   Invested Amount Increases.

                (a) The Series 1999-2 Certificateholders agree, by acceptance of their Certificates, that the Transferor may, from time to time, prior to the earlier of the commencement of the Scheduled Amortization Period and the commencement of the Early Amortization Period and so long as a Limited Amortization Period is not outstanding, and subject to the terms, conditions and restrictions set forth in this Section 4.10(a) and in the Certificate Purchase Agreement, request that the Certificateholders acquire additional undivided interests in the Trust in specified amounts (each, an "Invested Amount Increase"). Each and every Invested Amount Increase shall, however, be subject to the satisfaction of the Increase Conditions, and shall be permitted only (i) during the Revolving Period and (ii) upon the request made by the Transferor to the Administrative Agent to increase the outstanding principal balance of the Certificates held by the Purchaser and the Invested Amount to an amount not to exceed the Maximum Invested Amount. Any such Invested Amount Increase shall be
(i) if the applicable Increase Date occurs no more than 90 days after the Closing Date, in a minimum amount of [*] or an integral multiple of [*] in excess of that amount or (ii) if the applicable Increase Date occurs 90 days or more after the Closing Date, in a minimum amount of [*] or an integral multiple of [*] in excess of that amount. To request any such increase, the Transferor shall be required to give to each of the Trustee, the Servicer and the Administrative Agent, at least two Business Days prior to the date of the requested Invested Amount Increase, an irrevocable Invested Amount Increase Request in the form attached hereto as Exhibit E, specifying (i) the amount of such increase (the "Increase Amount"), (ii) the date on which such Invested Amount Increase is to occur, which date shall be a Business Day during the Revolving Period (an "Increase Date"), (iii) the difference between the Required Reserve Account Amount for such Increase Date after giving effect to the Increase Amount on such Increase Date and the amount then on deposit in the Reserve Account (such difference, the "Required Reserve Account Addition") and
(iv) the payment instructions for remittance of the proceeds of such requested Invested Amount Increase. The proceeds of such Invested Amount Increase shall be remitted to the Transferor and the Trustee, for deposit in the Reserve Account in accordance with Section 4.11.(c), in accordance with such payment instructions.

                (b) On the Increase Date for such Invested Amount Increase, after satisfaction of all conditions to such Invested Amount Increase, the Purchaser shall remit such Increase Amount, to the extent it has otherwise agreed or committed to fund such Increase, no later than 3:00 p.m. (New York City time) in immediately available funds in accordance with the payment instructions specified in the Notice of Invested Amount Increase, and upon such remittance the outstanding principal balance of the Certificates, held by the Purchaser and the Invested Amount, shall be increased by the amount of such remittance. Concurrently with the making of such Invested Amount Increase, the Transferor and the Administrative Agent shall deliver to the Trustee a confirmation of such Invested Amount Increase, specifying the Increase Amount, and the Trustee shall promptly annotate the Certificate Register accordingly.

                2.11.    Reserve Account.

                (a) The Servicer, for the benefit of the Series 1999-2 Certificateholders, shall establish and maintain with the Trustee or its nominee in the name of the


"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

Trustee, on behalf of the Trust, an Eligible Account (including any subaccount thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Series 1999-2 Certificateholders (the "Reserve Account").

                The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-2 Certificateholders. Except as expressly provided in this Supplement or the Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Reserve Account for any amount owed to it by the Trustee, the Trust or any Series 1999-2 Certificateholder. If, at any time, the Reserve Account ceases to be an Eligible Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Administrative Agent may consent) establish a new Reserve Account meeting the conditions specified above, transfer any monies, documents, instruments, securities, security entitlements, certificates of deposit and other property to such new Reserve Account and from the date such new Reserve Account is established, it shall be the "Reserve Account." The Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the Reserve Account and to instruct the Trustee to make withdrawals and payments from the Reserve Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

                (b) On each Distribution Date, the Servicer shall direct the Trustee in writing to (i) withdraw an amount equal to the lesser of (A) the excess of (x) Required Amount for such Distribution Date over (y) the amount of Excess Spread and Excess Finance Charge Collections allocated for Series 1999-2 with respect to the related Monthly Period and (B) the amount available in the Reserve Account, from the Reserve Account, (ii) deposit such amount into the Collection Account and (iii) apply such amount in the amounts and pursuant to the priorities set forth in subsection 4.07(a). If on any Distribution Date during the Revolving Period, the Scheduled Amortization Period or any Limited Amortization Period, after giving effect to all withdrawals from and deposits to the Reserve Account, the amount on deposit in the Reserve Account would exceed the Required Reserve Account Amount, such excess shall be deposited into the Collection Account and treated as Collections of Finance Charge Receivables. If on any Distribution Date during the Early Amortization Period, after giving effect to all withdrawals from and deposits to the Reserve Account, there are any amounts on deposit in the Reserve Account, such amounts shall be treated as Available Principal Collections for such Distribution Date.

                (c) On each Increase Date, the Trustee shall deposit all funds remitted by the Administrative Agent on such Increase Date that constitute the Required Reserve Account Addition for such Increase Date into the Reserve Account.

                (d) Funds on deposit in the Reserve Account shall at the written direction of the Servicer be invested by the Trustee or its nominee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1999-2 Certificateholders. Investments of funds representing Collections collected during any

Monthly Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on each monthly Transfer Date following such Monthly Period in amounts sufficient to the extent of such funds to make the required distributions on the following Distribution Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer in writing, funds deposited in the Reserve Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight.

                2.12.   Interest Rate Cap.

                (a) The Transferor hereby represents that it has obtained the Interest Rate Cap in favor of the Trustee for the benefit of the Trust. The Interest Rate Cap provides that (i) the Trust shall not be required to make any payments thereunder, (ii) the Interest Rate Cap shall terminate on the earlier of (A) the date of the final payment with respect to the Series 1999-2 Certificates and (B) the date on which the Notional Amount is reduced to zero and (iii) the Trust shall be entitled to receive Interest Rate Cap Payments (determined in accordance with the Interest Rate Cap) from the Interest Rate Cap Provider on the Business Day immediately preceding each Distribution Date if the composite interest rate for "AA" commercial paper with a maturity of 30 days, as reported by the Federal Reserve Bank of New York in Federal Reserve Statistical Release H.15, for any Interest Period exceeds the Cap Rate and the Notional Amount is greater than zero. Each Interest Rate Cap Payment and any payments upon early termination of the Interest Rate Cap shall be deposited into the Collection Account as Series 1999-2 Allocable Finance Charge Collections. Payments received by the Trustee from the Interest Rate Cap Provider upon the early termination of the Interest Rate Cap shall be applied to the purchase of a Replacement Interest Rate Cap or Qualified Substitute Arrangement (as defined below), or if no Replacement Interest Rate Cap or Qualified Substitute Arrangement is obtained, shall be applied in accordance with Section 4.05.

                (b) If (i) the Interest Rate Cap Provider is a Person other than the Administrative Agent or an Affiliate of the Administrative Agent, (ii) the long-term unsecured debt rating of the Interest Rate Cap Provider is withdrawn or reduced below AA by Standard & Poor's or Aa2 by Moody's, and (iii) the short-term unsecured debt rating of the Interest Rate Cap Provider is withdrawn or reduced below A-1+ by Standard & Poor's or P-1 by Moody's, then within thirty days after the Interest Rate Cap Provider has received notice of such decline in the creditworthiness of the Interest Rate Cap Provider as determined by Standard & Poor's or Moody's, as the case may be, either (x) the Interest Rate Cap Provider, upon satisfaction of the Rating Agency Condition, will enter into an arrangement the purpose of which shall be to ensure performance by the Interest Rate Cap Provider of its obligations under the Interest Rate Cap; or (y) the Servicer shall at its option take one of the following actions: (i) provided that the

Replacement Interest Rate Cap or Qualified Substitute Arrangement (as described below) meeting the requirements of Section 4.12(c) have been obtained, direct the Trustee (A) to provide written notice to the Interest Rate Cap Provider of its intention to terminate the Interest Rate Cap within such thirty-day period and (B) to terminate the Interest Rate Cap within such thirty-day period, to request the payment to it of all amounts due to the Trust under the Interest Rate Cap through the termination date and to deposit any such amounts so received, on the day of receipt, into the Collection Account, (ii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 4.12(b)) which satisfies the Rating Agency Condition (a "Qualified Substitute Arrangement") or (iii) give notice to the Trustee of the occurrence of the event described in Section 6.01(l).

                (c) The Trustee shall not terminate the Interest Rate Cap unless, prior to the expiration of the thirty-day period referred to in said
Section 4.12(b), the Transferor delivers to the Trustee (i) a Replacement Interest Rate Cap or a Qualified Substitute Arrangement, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) evidence that the termination of the Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement has satisfied the Rating Agency Condition.

                (d) The Servicer shall notify the Trustee and the Rating Agencies within five Business Days after obtaining knowledge that the senior long-term or short-term rating of the Interest Rate Cap Provider has been withdrawn or reduced by Standard & Poor's or Moody's.

                (e) Notwithstanding the foregoing, the Transferor may at any time obtain a Replacement Interest Rate Cap, provided that the Transferor delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap and (ii) evidence that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap has satisfied the Rating Agency Condition.

                (f) The Trustee hereby appoints the Servicer to perform the duties of the calculation agent under the Interest Rate Cap Agreement and the Servicer accepts such appointment.

                (g) By virtue of its acceptance of a Series 1999-2 Certificate, each Series 1999-2 Certificateholder shall be deemed to have agreed that it will have no direct right of action against the Interest Rate Cap Provider for any failure to make any payment due under the Interest Rate Cap.

                (h) The Transferor shall have the option to terminate the Interest Rate Cap at any time if the Transferor obtains a Qualified Substitute Arrangement.

                                  ARTICLE III

                          Distributions and Reports to
                        Series 1999-2 Certificateholders

                3.1. Distributions. On each Distribution Date, the Trustee shall distribute to the Series 1999-2 Certificateholders of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) the amounts required to be distributed thereon pursuant to Article IV hereof. Distributions to Series 1999-2 Certificateholders hereunder shall be made by wire transfer in immediately available funds.

                3.2.    Reports and Statements to Certificateholders.

                (a) No later than the Business Day following each Determination Date, the Servicer will provide to the Administrative Agent and the Trustee statements, substantially in the form of Exhibit B hereto (each, a "Monthly Servicer Report"), setting forth certain information relating to the Trust and the Certificates.

                (b) On or before January 31 of each calendar year, beginning with calendar year 2000, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1999-2 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1999-2 Certificateholders as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-2 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Series 1999-2 Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                   ARTICLE IV

                                 Pay Out Events

                .1.     Pay Out Events. If any one of the following events shall
occur with respect to the Series 1999-2 Certificates:

                (a) the occurrence of an Insolvency Event relating to the Transferor, an Account Owner or the Servicer;

                (b) the Trust or the Transferor becomes an investment company within the meaning of the Investment Company Act;

                (c) the Transferor shall become unable, for any reason, to transfer Receivables to the Trust pursuant to the Agreement;

                (d) the Transferor or the Servicer shall fail (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) to observe or perform any other covenants or agreements of the Transferor or the Servicer set forth in the Agreement, the Certificate Purchase Agreement or this Supplement, which failure has a material adverse effect on the Certificateholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Trustee, or to the Transferor or the Servicer, as applicable, and the Trustee by any Holder of the Certificates;

                (e) any representation or warranty made by the Transferor or the Servicer in the Agreement or this Supplement shall prove to have been incorrect in any material respect when made or when delivered and continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Trustee, or to the Transferor and the Trustee by any Holder of the Series 1999-2 Certificates and as a result of which the interests of the Certificateholders are materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this Section 6.01(e) shall not be deemed to have occurred if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                (f) Three-Month Average Excess Spread is less than [*] as of any Determination Date;

                (g) the Servicer or the Transferor thereof shall be in Default under any loan agreement such that the lender thereunder would be authorized, pursuant to the terms of such agreement, to demand immediate payment by the Servicer, the Transferor of an amount in excess of [*];

                (h) if Heritage Bank of Commerce is an Account Owner, the occurrence of any uncured material default under the Account Origination Agreement or the Account Origination Agreement is terminated;

                (i) a court of competent jurisdiction shall issue a final non-appealable order to the effect that the Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in the Receivables;


"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

                (j) any failure to pay to Certificateholders the full amount of interest due on the Certificates on any Distribution Date;

                (k) failure on the part of the Interest Rate Cap Provider to make an Interest Rate Cap Payment;

                (l) at any time, the Interest Rate Cap Requirement is not satisfied; or

                (m) a failure of the Transferor to convey Receivables in Additional Accounts to the Trust within five Business Days after it is required to do so pursuant to Section 2.09(a)(i) of the Agreement;

then, in the case of any event described in subparagraph (d), (e), (g), (j), (k) or (l) after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 1999-2 Certificates evidencing more than 50% of the aggregate unpaid principal amount of Certificates by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a Pay Out Event has occurred with respect to Series 1999-2 as of the date of such notice, and, in the case of any event described in subparagraph (a), (b), (c),
(f), (h), (i) or (m) a Pay Out Event shall occur with respect to Series 1999-2 without any notice or other action on the part of the Trustee or the Series 1999-2 Certificateholders immediately upon the occurrence of such event.

                                   ARTICLE V

                     Optional Repurchase; Series Termination

                5.1.    Optional Repurchase.

                (a) On any day occurring on or after the date on which the Invested Amount is reduced to 5% or less of the highest Invested Amount during the Revolving Period, at any time on or after the Closing Date, the Transferor shall have the option to purchase the Series 1999-2 Certificateholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                (b) The Transferor shall give the Servicer, the Trustee and the Administrative Agent at least 30 days prior written notice of the date on which the Transferor intends to exercise such purchase option. Not later than 2:00 p.m., New York City time, on the exercise date the Transferor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Amount in accordance with the foregoing, the Invested Amount for Series 1999-2 shall be reduced to zero and the Series 1999-2 Certificateholders shall have no further interest in the

Receivables. The Reassignment Amount shall be distributed as set forth in
Section 8.01(b).

                5.2.    Series Termination.

                (a) If, on the Distribution Date occurring two months prior to the Series 1999-2 Termination Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount together with accrued and unpaid interest at the close of business on the last day of the Monthly Period preceding the Series 1999-2 Termination Date (after giving effect to all distributions required to be made on the Series 1999-2 Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to Section 7.02(b)) occur on the Series 1999-2 Termination Date. The Transferor shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

                (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series 1999-2 Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1999-2 Certificateholders pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the Distribution Date occurring two months prior to the Series 1999-2 Termination Date to the Series 1999-2 Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such Collections in accordance with the provisions of the Agreement and the Supplements.

                                   ARTICLE VI

                               Final Distributions

                6.1. Sale of Receivables or Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement and Section 7.01 or 7.02 of this Supplement.

                (a) The amount to be paid by the Transferor with respect to Series 1999-2 in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

                (b) The amount to be paid by the Transferor with respect to Series 1999-2 in connection with a repurchase of the Certificateholders' Interest pursuant to

Section 10.01 of the Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

                (c) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or any amounts allocable to the Series 1999-2 Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise be made on such date) in immediately available funds: (x) the Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Certificateholders and (y) an amount equal to the sum of (A) Monthly Interest for such Distribution Date and
(B) any Monthly Interest previously due but not distributed to the Certificateholders on a prior Distribution Date will be distributed to the Paying Agent for payment to the Certificateholders.

                (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to Section 8.01(c) for payment to the Series 1999-2 Certificateholders shall be deemed distributed in full to the Series 1999-2 Certificateholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement.

                                  ARTICLE VII

                            Miscellaneous Provisions

                7.1. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                7.2. Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                7.3. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                7.4. Private Placement of Series 1999-2 Certificates; Form of Delivery of Series 1999-2 Certificates.

                (a) The Series 1999-2 Certificates have not been registered under the Securities Act of 1933, as amended, (the "Securities Act"), or any state securities law. No transfer of any Series 1999-2 Certificate shall be made except to the Purchaser or in accordance with the terms of the Certificate Purchase Agreement and either (i) pursuant to an effective registration under the Securities Act and applicable state securities or "blue sky" laws or (ii) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws, to (A) a person who the transferor reasonably believes is a Qualified Institutional Buyer within the meaning thereof in Rule 144A under the Securities Act that is aware that the resale or other transfer is being made in reliance on Rule 144A, (2) a person who is an accredited investor as defined in Rule 501(a) under the Securities Act or (3) an institution which has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment therein. The Series 1999-2 Certificates shall bear legends to the effect set forth in Exhibit A. The Transferor is not obligated to register the Series 1999-2 Certificates under the Securities Act or any other securities or "blue sky" law or to take any other action not otherwise required under this Supplement or the Agreement to permit the transfer of Series 1999-2 Certificates without registration or as described above.

                (b) The Series 1999-2 Certificates shall be delivered as Registered Certificates as provided in Section 6.01.

                7.5. Successors and Assigns. This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that the Transferor may not assign or transfer any of its rights under this Supplement without the prior written consent of the Administrative Agent and without prior notice to each Rating Agency.

                7.6.    Amendments.

               In addition to the conditions to the amendment of the Agreement and this Supplement set forth in the Agreement, neither the Agreement nor this Supplement may be amended without the prior written consent of the Administrative Agent; provided, however, that, the Agreement may be amended without the prior written consent of the Administrative Agent if, not less than five Business Days prior to the effectiveness of any such amendment, there shall have been delivered to the Administrative Agent (i) an Opinion of Counsel addressed to the Administrative Agent that any such amendment shall not adversely affect in any material respect the interests of the Series 1999-2 Certificateholders and (ii) a copy of such amendment.

                7.7.    Amendments to Agreement.

                (a) For the term of this Supplement, the definition of "Eligible Account" is hereby amended with the addition of the following condition:

                        (i) The Obligor of which had a FICO score as of the date of the approval of the origination of the Account of at least [*].

                (b) For the terms of this Supplement, Section 2.09(c) of the Agreement is hereby amended with the addition of the following condition (ix):

                        (ix) after giving effect to the Additional Accounts, no more than [*] of the Accounts (calculated on the basis of the amount of outstanding Principal Receivables relating to the Accounts on the dates they became Accounts) shall have related Obligors with FICO Scores as of the date of origination of their Accounts of less than [*].

                (c) For the terms of this Supplement, Section 3.03 of the Agreement is hereby amended with the addition of the following paragraph (l):

                        (l) Service Providers: The Servicer shall engage First Data, Total Systems or, subject to the Rating Agency Condition, another Person, to bill Obligors, record charges incurred under and payments received on Accounts and calculate finance charges due under the Accounts.

                7.8.    Tax Matters.

                (a) Notwithstanding anything to the contrary herein, each of the Paying Agent, Servicer or Trustee shall be entitled to withhold any amount that it reasonably determines in its sole discretion is required to be withheld pursuant to Section 1446 of the Code and such amount shall be deemed to have been paid for all purposes of the Agreement.

                (b) Each of the Series 1999-2 Certificateholders agrees that prior to the date on which the first interest payment hereunder is due thereto, it will provide to the Servicer and the Trustee (i) if such Series 1999-2 Certificateholder is incorporated or organized under the laws of a jurisdiction outside the United States, two duly completed copies of the United States Internal Revenue Service Form 4224 or successor applicable or required forms,
(ii) if the Transferor so requests, a duly completed copy of United States Internal Revenue Service Form W-9 or successor applicable or required forms, and
(iii) such other forms and information as the Transferor may reasonably request to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Series 1999-2 Certificateholder agrees to provide to the Servicer and Trustee, like additional subsequent duly completed forms satisfactory to the Servicer and Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or Trustee. Each Series 1999-2 Certificateholder certifies, represents and warrants that as of the date of this Agreement, or in the case of a Series 1999-2 Certificateholder which is an assignee as of the date of such Certificate Assignment, that (i) it is entitled
(x) to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (other than taxes

"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

required to be withheld pursuant to Section 1446 of the Code) and (y) to an exemption from United States backup withholding tax and (ii) it will pay any taxes attributable to its ownership of an interest in the Certificates.

                (c) Each Series 1999-2 Certificateholder agrees with the Transferor that: (a) such Series 1999-2 Certificateholder will deliver to the Transferor on or before the Closing Date or the effective date of any participation or Certificate Assignment an Investment Letter, executed by such assignee Series 1999-2 Certificateholder, in the case of a Certificate Assignment, or by the Participant, in the case of a participation, with respect to the purchase by such Series 1999-2 Certificateholder or Participant of a portion of an interest relating to the Investor Certificate and (b) all of the statements made by such Series 1999-2 Certificateholder in its Investment Letter shall be true and correct as of the date made.

                (d) Each Series 1999-2 Certificateholder, by its holding of an interest in the Investor Certificates, hereby severally represents, warrants and covenants, and each Series 1999-2 Certificateholder that acquires an interest in the Investor Certificates by Certificate Assignment shall be deemed to have severally represented, warranted and covenanted upon such Certificate Assignment that: (i) such Series 1999-2 Certificateholder has not acquired and shall not sell, trade or transfer any interest in the Investor Certificates, nor cause any interest in the Investor Certificates to be marketed, on or through either (A) an "established securities market" within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (B) a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Investor Certificates are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Investor Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others), and (ii) unless the Transferor consents otherwise, such Series 1999-2 Certificateholder (A) is properly classified as, and shall remain classified as, a "corporation" as described in Section 7701(a)(3) of the Code and (B) is not, and shall not become, an "S corporation" as described in Section 1361 of the Code. In the event of any breach of the representation, warranty and covenant of an Series 1999-2 Certificateholder or its Participant that such Series 1999-2 Certificateholder or participant shall remain classified as a corporation other than an S corporation, such Series 1999-2 Certificateholder shall notify the Transferor promptly upon such Series 1999-2 Certificateholder's becoming aware of such breach, and thereupon the Series 1999-2 Certificateholder hereby agrees to use reasonable efforts to procure a replacement investor which is acceptable to the Transferor not so affected to replace such affected Series 1999-2 Certificateholder. In any such event, the Transferor shall also have the right to procure a replacement investor. Each affected Series 1999-2 Certificateholder hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Each Series 1999-2 Certificateholder which has a Participant which has breached its representation, warranty and covenant that it shall remain classified as a corporation other than an S corporation hereby agrees (without limiting the right of the Transferor to procure a replacement investor for such Series 1999-2 Certificateholder as provided above in this paragraph) to notify the Transferor of such breach promptly upon such Series 1999-2 Certificateholder's becoming aware thereof and to use reasonable efforts to procure a replacement Participant, as applicable, not so affected which is acceptable to the Transferor to replace any such Participant.

                (e) Subject to the provisions of subsection 9.04(a), each Series 1999-2 Certificateholder may at any time sell, assign or otherwise transfer, to the extent of such Series 1999-2 Certificateholder's interest in the Investor Certificates (each, a "Certificate Assignment"), to (i) any Permitted Assignee, the Administrative Agent or the Purchaser or (ii) any other Person to which the Transferor may consent, which consent shall not be unreasonably withheld (it being understood that such consent shall be considered to be withheld reasonably on the basis that following such proposed Certificate Assignment the number of Private Holders would exceed 80 or otherwise cause the Trust to be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code) (upon such Certificate Assignment, a "Series 1999-2 Certificateholder") all or part of its interest in the Investor Certificates; provided, however, that any Certificate Assignment shall be void unless (i) the minimum amount of such Certificate Assignment shall be $5,000,000, (ii) such assignee Series 1999-2 Certificateholder shall comply with this Section 9.08 and shall have delivered to the Trustee, prior to the effectiveness of such Certificate Assignment, a copy of an agreement under which such assignee Series 1999-2 Certificateholder has made the representations, warranties and covenants required to be made pursuant to this Section 9.08,
(iii) there shall not be, in the aggregate, more than [*] Certificateholders and Partial Participants after giving effect to such Assignment, and (iv) such proposed assignee shall provide the forms described in (i), (ii) and (iii) of subsection 9.08(b) (subject to the Transferor's consent, as applicable and as set forth therein) in the manner described therein. In connection with any Certificate Assignment to a Person other than a Permitted Assignee, the Administrative Agent or the Purchaser, the assignor Series 1999-2 Certificateholder shall request in writing to the Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor (the Transferor shall respond to any such request within ten Business Days after its receipt and the Transferor will not unreasonably withhold such consent) it being understood that the obtaining of such consent is a condition to the effectiveness of such a Certificate Assignment. Each assignee Series 1999-2 Certificateholder is subject to the terms and conditions of subsection 9.08(b) on an ongoing basis and hereby makes the certifications, representations and warranties contained therein, and the assigning Series 1999-2 Certificateholder hereby certifies, represents and warrants that its assignee's certifications, representations and warranties thereunder are true.

                (f) Subject to the provisions of subsection 9.04(a), any Series 1999-2 Certificateholder may at any time grant a participation in all or part (but not less than $5,000,000) of its interest in Investor Certificates to
(i) any Permitted Assignee, the Administrative Agent or the Purchaser or (ii) any other Person to which the Transferor may consent, which consent shall not be unreasonably withheld (it being understood that such consent


"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

shall be considered to be withheld reasonably on the basis that following such proposed participation the number of Private Holders would exceed 80 or otherwise cause the Trust to be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code) (each such Permitted Assignee, the Administrative Agent, the Purchaser and each such other Person, a "Participant" and each Participant acquiring a participation in less than all of a Certificateholder's rights with respect to payments due thereunder, a "Partial Participant"); provided, however, that such participation shall be void, unless (i) such Participant complies with the applicable provisions of this Section 9.08, (ii) there shall not be, in the aggregate, more than [*] Certificateholders and Partial Participants after giving effect to such participation, and (iii) such Series 1999-2 Certificateholder delivers to the Trustee, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to this Section. In connection with the granting of any such participation to any Person other than to a Permitted Assignee, the Administrative Agent or the Purchaser, the granting Series 1999-2 Certificateholder shall provide a written request to the Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor to the granting of the specified interest to any identified prospective Participant, the Transferor shall respond to any such request within ten Business Days after its receipt, it being understood that the obtaining of such consent is a condition to the effectiveness of such a participation. Each Series 1999-2 Certificateholder hereby acknowledges and agrees that any such participation will not alter or affect in any way whatsoever such Series 1999-2 Certificateholder's direct obligations hereunder and that the Transferor shall have no obligation to have any communication or relationship whatsoever with any Participant of such Series 1999-2 Certificateholder in order to enforce the obligations of such Series 1999-2 Certificateholder hereunder. Each Series 1999-2 Certificateholder shall promptly notify the Trustee (which shall promptly notify the Transferor) in writing of the identity and interest of each Participant upon any such disposition. In granting any participation, the Series 1999-2 Certificateholder certifies, represents and warrants that (i) such Participant is entitled to (x) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax,
(ii) prior to the date on which the first interest payment is due to the Participant, such Series 1999-2 Certificateholder will provide to the Servicer and Trustee, the forms described in (i), (ii) and (iii) of subsection 9.08(b) (subject to the Transferor's consent, as applicable and as set forth therein) as though the Participant were a Series 1999-2 Certificateholder, and (iii) such Series 1999-2 Certificateholder similarly will provide subsequent forms as described in subsection 9.08(b) with respect to such Participant as though it were a Series 1999-2 Certificateholder.

                (g) Any holder of an interest in the Trust acquired pursuant to Section 12.01(b) of the Agreement in respect of the Series 1999-2 Certificates shall be required to represent and covenant in connection with such acquisition that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through either (i) an "established securities market" within the meaning of Code section 7704(b)(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or


"An asterisk [*] indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission."

otherwise or (ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code section 7704(b)(2), including a market wherein interests in the Trust are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available to the public bid or offer quotes with respect to interests in the Trust and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (y) unless the Transferor consents otherwise (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Trust to become a publicly traded partnership treated as a corporation), such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Trustee. Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

                           [Signature Page to Follow]

                IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                       NEXTCARD FUNDING CORP.,
                                       as Transferor


                                          By: /s/ John V. Hashman
                                              ------------------------------
                                              Name: John V. Hashman
                                              Title: Chief Financial Officer

                                       NEXTCARD, INC.,
                                       as Servicer


                                          By: /s/ John V. Hashman
                                              ------------------------------
                                              Name: John V. Hashman
                                              Title: Chief Financial Officer

                                       THE BANK OF NEW YORK,
                                       as Trustee


                                          By: /s/ Kimberly Gilfoil
                                              ------------------------------
                                              Name: Kimberly Gilfoil
                                              Title:   Assistant Treasurer


                  [Signature Page to Series 1999-2 Supplement]

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